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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: APRIL 29, 1998                       COMMISSION FILE NO. 1-12785


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                             31-1486870
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)
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ITEM 5.  OTHER EVENTS.

         On April 29, 1998, Nationwide Financial Services, Inc. (NFS) agreed to purchase all of the outstanding shares of Morley Financial Services, Inc. (Morley) for $32.1 million. Morley is an investment management company specializing in stable-value investment products for qualified retirement savings plans.

         NFS's news release issued on April 29, 1998 regarding this transaction is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             Exhibit 99 News release of Nationwide Financial Services, Inc. dated April 29, 1998


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATIONWIDE FINANCIAL SERVICES, INC.
                                      -----------------------------------
                                                             (Registrant)

Date: April 29, 1998                  /s/ Mark R. Thresher
                                      ------------------------------------------
                                      Mark R. Thresher, Vice President - Finance
                                                        and Treasurer (Chief
                                                        Accounting Officer)


                                  EXHIBIT INDEX

  Exhibit No.                               Description

      99         News release of Nationwide Financial Services, Inc. dated April
                 29, 1998